Exhibit 10.32

AMENDMENT TO THE AMENDED AND RESTATED
NATURAL GAS PURCHASE AGREEMENT

Effective as of July 1, 2009

between

TARGA GAS MARKETING LLC (“Buyer”)

-and-

TARGA TEXAS FIELD SERVICES LP (“Seller”)

Recitals:

A.           Seller and Buyer have previously entered into an Amended and Restated Natural Gas Purchase Agreement, effective as of March 1, 2009  (collectively, the “Agreement”);

B.           Seller and Buyer hereby agree to amend the Agreement as contemplated herein;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           Exhibit “B” to the Agreement shall be deleted in its entirety and replaced with the Exhibit  attached hereto.

IN WITNESS WHEREOF the parties have executed this Amendment on January 25, 2010, with the effective date as of July 1, 2009.

TARGA GAS MARKETING LLC                                                                                                                  TARGA TEXAS FIELD SERVICES LP

                                               By:  Targa Resources Texas GP LLC, its
                                                 general partner

By: /s/ Stacy Duke	By: /s/ Dan C. Middlebrooks
Name: Stacy Duke	Name: Dan C. Middlebrooks
Title: Vice President	Title: Assistant Vice President – Supply and Business Development, San Angelo Operating Unit

Exhibit to the Amendment to the Amended and Restated
Natural Gas Purchase Agreement

“EXHIBIT “B”
TO NATURAL GAS SALES AGREEMENT
Between Targa Gas Marketing LLC, Buyer
and
Targa Texas Field Services LP, Seller
Effective as of March 1, 2009

Mertzon Plant
Applicable Transport	Near Market Point	Near Market Price	Remote Market Price
EPNG	Permian Pool	Net Permian Index Price	Net Permian Index Price
KM	Houston Ship Channel Pool	Net HSC Index Price
N/A	Tailgate of Plant	WASP of Tailgate Sales	N/A

Sterling Plant
Applicable Transport	Near Market Point	Near Market Price	Remote Market Price
ET Fuel	Waha Hub	Waha Index Price minus $0.06	Adjusted Waha Index Price *
EPNG/ET Fuel	Permian Pool (Keystone)	Waha Index Price minus $0.06
EPNG/ET Fuel	Waha Pool	Waha Index Price minus $0.06	Adjusted Waha Index Price *
N/A	Tailgate of Plant	WASP of Tailgate Sales	N/A

* Note: Adjusted Waha Index Price will be the higher of Waha Index Price minus $0.06 or Waha Index Price minus transport costs, or as otherwise agreed by the parties.”